UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 10, 2006 (July 10, 2006)
Date of Report (Date of earliest event reported)

___________________
COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices)                   (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

________________________
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Competitive Technologies, Inc. (the “Company”) will post on the Company’s website a compilation of non-confidential excerpts from the Company’s 2007 long and short term Strategic Plan (the “Strategic Plan”). A copy of the Strategic Plan is furnished herewith as Exhibit 99.1, and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including the Exhibit attached hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.  Description__________________________________________________

Exhibit 99.1  Competitive Technologies Strategic Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: July 10, 2006	By:	/s/ Michael D. Davidson
Name: Michael D. Davidson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Description__________________________________________________

Exhibit 99.1  Competitive Technologies Strategic Plan